UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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SP Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS MAY 19, 2011
REVOCATION OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
VOTING PROCEDURES AND METHOD OF COUNTING VOTES
PROPOSAL I—ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN THIS PROXY STATEMENT
PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
OTHER MATTERS AND ADVANCE NOTICE PROCEDURES
MISCELLANEOUS

April 15, 2011
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of SP Bancorp, Inc. (the “Company”), the holding company for SharePlus Federal Bank (the “Bank”). The Annual Meeting will be held at the Marriott Hotel at Legacy Town Center, 7120 Dallas Parkway, Plano, Texas, at 2:00 p.m. Texas time on May 19, 2011.
The enclosed Notice of Annual Meeting and proxy statement describe the formal business to be transacted. During the Annual Meeting we will also report on our operations. Our directors and officers will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.
The Annual Meeting is being held so that stockholders will be given an opportunity to elect three directors and ratify the appointment of McGladrey & Pullen, LLP as our independent registered public accountants for the year ending December 31, 2011.
For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote “FOR” the election of each of the directors and “FOR” the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accountants for the 2011 fiscal year.
On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.
Sincerely,
Jeffrey L. Weaver
President and Chief Executive Officer

SP Bancorp, Inc.
5224 W. Plano Parkway
Plano, Texas 75093
(972) 931-5311
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 19, 2011
Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of SP Bancorp, Inc. will be held at the Marriott Hotel at Legacy Town Center, 7120 Dallas Parkway, Plano, Texas, on May 19, 2011 at 2:00 p.m., Texas time.
A proxy statement and proxy card for the Meeting are enclosed.
The Meeting is for the purpose of considering and acting upon:
1.	The election of three directors of SP Bancorp, Inc.;

2.	The ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accountants for the year ending December 31, 2011; and
such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.
Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 28, 2011 are the stockholders entitled to vote at the Meeting, and any adjournments thereof.
EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE MEETING.
By Order of the Board of Directors
Diane Stephens
Corporate Secretary
Plano, Texas
April 15, 2011
IMPORTANT: A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2011: THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND SP BANCORP, INC.’S 2010 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.PROXYDOCS.COM/SPBC.

PROXY STATEMENT
SP BANCORP, INC.
5224 W. Plano Parkway
Plano, Texas 75093
(972) 931-5311
ANNUAL MEETING OF STOCKHOLDERS
MAY 19, 2011
This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of SP Bancorp, Inc. to be used at our Annual Meeting of Stockholders (the “Meeting”), which will be held at the Marriott Hotel at Legacy Town Center, 7120 Dallas Parkway, Plano, Texas, on May 19, 2011 at 2:00 p.m., Texas time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about April 15, 2011.
REVOCATION OF PROXIES
Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. Please sign and return your proxy to our corporate secretary at SP Bancorp, Inc. in order for your vote to be counted. Where no instructions are indicated, signed proxies will be voted “FOR” the proposals set forth in this proxy statement for consideration at the Meeting.
A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to our Secretary, Diane Stephens, at our address shown above, or by filing a duly executed proxy bearing a later date or by voting in person at the Meeting. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to our Secretary prior to the voting of such proxy.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
Except as otherwise noted below, holders of record of our common stock (“common stock”) at the close of business on March 28, 2011 (the “Voting Record Date”) are entitled to one vote for each share held. As of the Voting Record Date, there were 1,725,000 shares of common stock outstanding. The presence in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Meeting.
In accordance with the provisions of our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. Our Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to us to enable the Board of Directors to implement and apply the Limit.
Persons and groups who beneficially own in excess of five percent of our common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”).

The following table sets forth the beneficial ownership of our common stock held by our directors and executive officers, individually and as a group, and all individuals known to management to own more than 5% of our common stock as of the Voting Record Date. The business address of each director and executive officer and of the SharePlus Federal Bank Employee Stock Ownership Plan is 5224 W. Plano Parkway, Plano, Texas 75093.

	Number of Shares of
	Common Stock Beneficially		Percent of All Common
Name of Beneficial Owner	Owned (1)		Stock Outstanding

Five Percent Stockholders:
Oppenheimer-Spence Financial Services Partnership L.P. (2) Oppenheimer-Close International, Ltd. Oppvest, LLC Oppvest II, LLC Philip V. Oppenheimer Carl K. Oppenheimer 119 West 57th Street, Suite 1515 New York, NY 10019	93,600

Stilwell Value Partners I (3) Stilwell Value Partners II Stilwell Partners Stilwell Value LLC Joseph Stilwell 111 Broadway, 12th Floor New York, New York 10006

Stilwell SALI Fund Stilwell Advisors 315 Clocktower Commons Brewster, New York 10508	161,600

Labrador Partners L.P. (4) Farley Associates II LLC Newfoundland Partners L.P. FA Newfoundland LLC Farley Capital II L.P. Stephen Farley LLC Stephen L. Farley 780 Third Avenue, 31st Floor New York, New York 10017	107,900
SharePlus Federal Bank Employee Stock Ownership Plan	84,553

Directors and Executive Officers:
Directors and Nominees
Paul M. Zmigrosky	22,500
Carl W. Forsythe	15,000
David C. Rader	20,000
Richard C. Holland	5,000
Jeffrey B. Williams	5,000
P. Stan Keith	5,000
Christopher C. Cozby	15,000
David Stephens	18,000
Jeffrey L. Weaver	18,152	(5)

Named Executive Officers (Other than Directors)
Suzanne C. Salls	7,520	(6)
Jerry Sanders	3,051	(7)
Gaye Rowland	5,289	(8)

All directors and executive officers as a group (12 persons)

*	Less than 1%.

(1)
In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.

(2)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 22, 2011.

(3)	Based on a Schedule 13D filed with the Securities and Exchange Commission on February 28, 2011.

(4)	Based on a Schedule 13G filed with the Securities and Exchange Commission on March 24, 2011.

(5)	Includes 100 shares owned of record by Mr. Weaver’s minor son and 73 shares allocated to Mr. Weaver’s ESOP account.

(6)	Includes 50 shares allocated to Ms. Salls’ ESOP account. (7) Includes 51 shares allocated to Mr. Sanders’ ESOP account.

(8)	Includes 50 shares allocated to Ms. Rowland’s ESOP account.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES
You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on the Voting Record Date. If your shares are held through a broker, bank or similar holder of record, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker or other holder of record. As the beneficial owner, you have the right to direct your broker or other holder of record how to vote by filling out a voting instruction form that accompanies these proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.
If you participate in the SharePlus Federal Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold Company common stock through the SharePlus Federal Bank 401(k) Plan (the “401(k) Plan”), you will receive vote authorization forms for the plans that reflect all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to provide voting instructions for all shares credited to his or her 401(k) Plan account and held in the SP Bancorp, Inc. Stock Fund. Shares for which no voting instructions are given or for which instructions were not timely received will be voted in the same proportion as shares for which voting instructions were received. The deadline for returning your ESOP and 401(k) Plan voting instructions is May 12, 2011.
As to the election of the directors, the proxy card provided by the Board of Directors enables a stockholder to vote “FOR” the election of the nominees proposed by the Board of Directors or to “WITHHOLD AUTHORITY” to vote for the nominees being proposed. Under Maryland law and our Articles of Incorporation and Bylaws, directors are elected by a plurality of the shares voted at the Meeting without regard to either broker non-votes or proxies as to which the authority to vote for the nominee is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.
As to the ratification of McGladrey & Pullen, LLP as our independent registered public accountants, by checking the appropriate box a stockholder may vote “FOR” the item, vote “AGAINST” the item or “ABSTAIN” from voting on the item. The ratification of independent registered public accountants must be approved by a majority of the shares voted at the Meeting without regard to broker non-votes or proxies marked “ABSTAIN.”
In the event at the time of the Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Meeting may be adjourned in order to permit the further solicitation of proxies.
Proxies solicited hereby will be returned to us and will be tabulated by Diane Stephens, the Corporate Secretary of SharePlus Federal Bank, who has been designated the inspector of election by our Board of Directors.
PROPOSAL I—ELECTION OF DIRECTORS
Our Board of Directors is comprised of nine persons, and is divided into three classes with one class of directors elected each year. Directors are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Our Nominating and Corporate Governance Committee has nominated Carl W. Forsythe, David Stephens and Jeffrey L. Weaver to serve as directors for three-year terms. Messrs. Forsythe, Stephens and Weaver are currently members of the Board of Directors and have agreed to serve, if elected.
The table below sets forth certain information, as of the Voting Record Date, regarding the Board of Directors and executive officers. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any of the nominees and any other person pursuant to which the nominees were selected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
NOMINEES LISTED IN THIS PROXY STATEMENT.

			Director	Term
Name	Age	Positions Held	Since	Expires

		NOMINEES
Carl W. Forsythe	53	Director	2002	2011
David Stephens	59	Director	2007	2011
Jeffrey L. Weaver	55	President, Chief Executive Officer and Director	2005	2011

		DIRECTORS CONTINUING IN OFFICE
Paul M. Zmigrosky	58	Chairman of the Board	1998	2013
Richard C. Holland	57	Vice Chairman of the Board	2005	2012
Jeffrey B. Williams	41	Director	2008	2012
David C. Rader	63	Director	2010	2013
P. Stan Keith	51	Director	2010	2012
Christopher C. Cozby	47	Director	2010	2013

		EXECUTIVE OFFICERS
Suzanne C. Salls	52	Senior Vice President and Chief Financial Officer
Jerry Sanders	56	Senior Vice President Commercial Lending
Gaye Rowland	55	Senior Vice President Retail Lending
The Business Background of Our Directors and Executive Officers
The business experience for the past five years of each of our directors and executive officers is set forth below. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the board of directors to determine that the person should serve as a director. Each director is also a director of SharePlus Federal Bank. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.
Directors:
Paul M. Zmigrosky is group vice president of strategic sourcing for PepsiCo Americas Foods, which includes Frito-Lay North America. He is responsible for procurement, logistics and supply chain management for all raw materials, contract manufactured finished goods, and other goods and services to support Frito-Lay’s U.S. and Canadian operations and Quaker Foods, as well as all procurement and commodity risk management for PepsiCo’s global commodity and ingredient requirements. Mr. Zmigrosky has been with PepsiCo for more than 30 years, and has held numerous leadership positions in both operations and finance as well as strategic sourcing. He graduated from Duquesne University in Pittsburgh and holds an MBA from the University of Texas. He also is a member of the Dallas Zoological Society board of directors and has served on Texas Governor Rick Perry’s Competitiveness Council. Mr. Zmigrosky’s executive management experience provides the Board with general business acumen. Additionally, his years of experience with one of the Bank’s former sponsor companies provide the Board with insight as to how to best service the banking needs of this part of the Bank’s customer base.
Richard C. Holland is President and founder of Holland Advisors, a management consulting firm, a position he has held since 2006. Prior to starting his firm, Mr. Holland was a senior manager at The Boston Consulting Group, and co-leader of the firm’s diversity practice. He received his BS in Engineering Physics from Cornell University, an MS in Nuclear Engineering from MIT, and an MBA in Finance from Columbia University. Mr. Holland’s management consulting experience and his broad educational background provide the Board with valuable insight into strategic business decisions for the Bank.

Jeffrey L. Weaver is President and Chief Executive Officer of the Company (since its formation in 2010) and the Bank, since July 2005. Previously, he served as an Executive Vice President of a multi-billion dollar bank in Dallas, Texas. Mr. Weaver has over 30 years of diverse banking and management experience with both national and regional banking institutions, including assignments in marketing, sales, lending, operations and technology, investment services, cash management, and acquisitions and divestitures. He earned his B.A. from Southwestern University, Georgetown, Texas, and his MBA from Baylor University. Mr. Weaver’s significant and varied banking experience as well as continued participation in financial industry trade associations provides the Board with a perspective on the day-to-day operations of the Bank, local business opportunities, and assists the Board in assessing the trends and developments in the financial institutions industry on a local and national basis.
Carl W. Forsythe is the President and CEO of Globe Composite Solutions, Ltd., a privately-held manufacturer of high-performance composite components for industrial and military applications. He has held that position since 2002. Mr. Forsythe has held numerous executive positions at both private and public companies including: KISCO, a boutique venture capital company; Advanta Mortgage Company; Home Savings/H.F. Ahmanson; Bank One; Michigan National Bank; and Comerica Bank. Mr. Forsythe began his career at Ford Motor Company. He holds a BA in Biochemistry from Columbia University and an MBA from Cornell University. Mr. Forsythe’s executive management experience in numerous enterprises, including regional and national financial service companies provides the Board with general business acumen.
Jeffrey B. Williams is an attorney and founding partner of the law firm Williams Anderson LLP in Dallas, a position he has held since 2009. From 2005 to 2008, Mr. Williams served as General Counsel of a hospitality/real estate development firm, closing over $1 billion in transactions. From 2000 to 2005, Mr. Williams was an associate attorney with the international law firm Vinson & Elkins L.L.P., working in their Business and International Section. He holds a BBA in International Business and Entrepreneurship from Baylor University, and received his Juris Doctor cum laude from Georgetown University Law Center. His legal experience provides the Board with insight on legal matters involving the Bank and the Company, and his local contacts with customers and businesses assist the Bank with business generation and product offerings.
David C. Rader recently retired as Executive Vice President and Chief Financial Officer for Frito-Lay North America. He served in this position since 1998. He earned both his BS in Electrical Engineering and his MBA from Ohio State University. Mr. Rader’s executive management experience provides the Board with general business acumen. Additionally, his years of experience as a chief financial officer of a corporation, including expertise in financial accounting and SEC reporting, provides the Board and the Audit Committee of the Board with valuable financial accounting experience.
P. Stan Keith is President and Chief Executive Officer of Promettre International Ventures, Inc., a closely held investment corporation involved in angel, early-stage private equity ventures, strategic real estate development financings, and proprietary trading platforms. He has served in this position since 1992. He was a co-founder of CompUSA, Inc. and served from 1987-1992 as Executive Vice-President-Finance, Chief Financial Officer, Secretary and Treasurer. Mr. Keith is a Certified Public Accountant (Texas) and received his BBA in Accounting from the University of Oklahoma. Mr. Keith’s experience in managing the operations of business enterprises provides the Board with general business acumen, and his background as a certified public accountant and senior executive at a high growth public company provides the Board insight into the accounting and reporting issues faced by the Bank and the Company, and in assessing strategic transactions.
Christopher C. Cozby is Senior Vice President at CB Richard Ellis, a commercial real estate firm based in Los Angeles offering a full range of services for property owners, tenants and investors, where he in charge of Retail Investments Sales for Texas and the surrounding southwest states. He has served in that position since April 2010. Prior to CB Richard Ellis, Mr. Cozby was a principal at Thackeray Partners, a real estate private equity firm. Mr. Cozby graduated from the University of Texas with a BA in Economics. Mr. Cozby’s experience with local and regional real estate sales and development provides the Board with assistance in assessing local real estate values, trends and developments, in identifying potential new lending customers and in assessing the relative risk of projects and properties securing loans made by the Bank.

David Stephens is President and Chief Executive Officer of Stephens Management Group, which currently includes Pinnacle Excavation, Bayco Properties & Millennium Imports of Dallas. Mr. Stephens has owned automobile dealerships since 1993 after having served for 13 years in various management positions at Ford Motor Company and was the first African-American auto dealer for Jaguar and Audi brands. He serves on the boards for Paul Quinn College, Baylor Health Care System Foundation Dallas, and the Crystal Charity Ball Advisory Board. He is active in the local United Negro College Fund, American Cancer Society, Crystal Charity Ball, Dallas Museum of Art, the Ron Springs and Everson Walls Gift For Life Foundation, and the African American Museum, among others. Mr. Stephens received his BS in Business Administration from Southern University. Mr. Stephens’ experience in managing the operations of many business enterprises provides the Board with general business acumen.
Executive Officers Who Are Not Also Directors:
Suzanne C. Salls is Senior Vice President/Chief Financial Officer of the Company since its formation in 2010 and of the Bank, since 2005. She has over 25 years of experience in the financial services industry. She began her career as an auditor with KPMG and later transitioned into banking, serving various accounting and management roles in several Texas community banks. She is a Certified Public Accountant and obtained a Bachelor of Business Administration in Accounting from Texas Tech University, where she graduated cum laude.
Jerry Sanders is Senior Vice President Commercial Lending of SharePlus Federal Bank, a position he has held since 2009. Prior to this appointment, Mr. Sanders served as Market President for the Dallas and McKinney markets for First United Bank and Trust. He has over 30 years of banking experience, including serving as Market President for two regional banks headquartered in the Dallas — Fort Worth area. He devotes much of his time to the community through involvement in volunteer and professional organizations. He earned his BS in Finance from Oklahoma State University and attended the LSU Graduate School of Banking.
Gaye Rowland is Senior Vice President Retail Lending of SharePlus Federal Bank, a position she has held since 2007. Prior to this appointment, she ran her own mortgage company for several years and managed lending for several Dallas banks. She has over 30 years’ experience in the banking industry. Ms. Rowland attended Illinois State University, Arizona State University and several banking schools, including Risk Management Association and Bank Administration Institute.
Director Qualifications
In considering and identifying individual candidates for director, our Nominating and Corporate Governance Committee and our board of directors takes into account several factors that they believe are important to the operations of the Company and the Bank, as a community banking institution. With respect to specific candidates, the board and Committee assess the specific qualities and experience that such individuals possess, including: (1) overall familiarity and experience with the market areas served by the Bank and the community groups located in such communities; (2) knowledge of the local real estate markets and real estate professionals; (3) contacts with and knowledge of local businesses operating in the Bank’s market area; (4) professional and educational experience, with particular emphasis on real estate, legal, accounting or financial services; (5) experience with the local governments and agencies and political activities; (6) any adverse regulatory or legal actions involving the individual or entity controlled by the individual; (7) the integrity, honesty and reputation of the individual; (8) experience or involvement with other local financial services companies and potential conflicts that may develop; (9) the past service with the Company or its subsidiaries and contributions to their operations; and (10) the independence of the individual. While the board of directors and the Committee do not maintain a written policy on diversity which specifies the qualities or factors the board or Committee must consider when assessing board members individually or in connection with assessing the overall composition of the board, the board and Committee take into account: (1) the effectiveness of the existing board of directors or additional qualifications that may be required when selecting new board members; (2) the requisite expertise and sufficiently diverse backgrounds of the board of directors’ overall membership composition; and (3) the number of independent outside directors and other possible conflicts of interest of existing and potential members of the board of directors. Additionally, the charter of the Nominating and Corporate Governance Committee includes a statement that it and the board of directors believe that diversity is an important component of the board of directors, including such factors as background, skills, experience, expertise, gender, race and culture.

Board Independence
The board of directors has determined that each of our directors, with the exception of President and Chief Executive Officer Jeffrey Weaver, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Mr. Weaver is not independent because he is one of our executive officers. There were no transactions not required to be reported under “—Transactions With Certain Related Persons,” below that were considered in determining the independence of our directors.
Board Leadership Structure and Risk Oversight
To assure effective and independent oversight of management, the Board of Directors separated the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between these two roles in management of the Company. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings and presides over meetings of the full Board. The Chairman of the Board is an independent, non-management role.
The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews reports from members of senior management on areas of material risk to the Company, including credit, financial, operational, liquidity, legal and regulatory risks. In reviewing the reports, the full Board, or the appropriate Committee in the case of risks that are under the purview of a particular Committee, discuss with the members of senior management responsible for the areas covered by the reports how risks have been identified and what strategies and procedures have been put in place to mitigate risks. When a Committee receives a report, the Chairman of the relevant Committee communicates the results of the report review to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
References to our Website Address
References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules or the listing standards of the Nasdaq Stock Market. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.
Meetings and Committees of the Board of Directors
We conduct business through meetings of our board of directors and its committees. The Company was incorporated on June 15, 2010. During the period beginning on the Company’s date of incorporation and December 31, 2010, the board of directors of SP Bancorp, Inc. had three regular meetings and two special meetings. The board of directors of SP Bancorp, Inc. has established the following standing committees: the Compensation Committee, the Nominating and Corporate Governance Committee and the Audit Committee. Each of these committees operates under a written charter, which governs their composition, responsibilities and operations. Each of the written charters is available at our website, www.shareplus.com. Each member of each of these committees is considered “independent,” as defined in the Nasdaq corporate governance listing standards (and, in the case of the Audit Committee, under applicable federal securities rules).

The table below sets forth the directors of each of the listed standing committees, and the number of meetings held by each committee during the year ended December 31, 2010. The board of directors of SP Bancorp, Inc. has designated director David Rader as an “Audit Committee Financial Expert” for the Audit Committee, as that term is defined by the rules and regulations of the Securities and Exchange Commission.

Nominating and
Corporate Governance
	Committee	Compensation	Audit
	Jeffrey B. Williams *	Richard C. Holland *	David C. Rader *
	Richard C. Holland	Christopher C. Cozby	Carl W. Forsythe
	P. Stan Keith	David Stephens	P. Stan Keith
Jeffrey B. Williams

Number of Meetings in 2010:	0	0	1

*	Denotes committee chair as of December 31, 2010.
Compensation Committee. The Compensation Committee reviews annually the compensation levels of the executive officers and the fee level of directors and recommends compensation and fee changes to the full Board of Directors. The Committee intends that executive compensation be structured so as to attract, develop and retain talented executive officers and directors who are capable of maximizing our performance for the benefit of our stockholders. The Committee also seeks to set compensation and fee levels that are competitive in the markets in which we operate.
We encourage directors, officers and employees to own shares of our common stock, as their means permit. However, we do not currently have any stock ownership guidelines for our executive officers or directors.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee nominates individuals for election as directors.
The functions of the Nominating and Corporate Governance Committee include the following:
•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for Board independence;

•	to review the committee structure and make recommendations to the Board regarding committee membership;

•	to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

•	to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.
The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Committee would seek to identify a candidate who at a minimum satisfies the following criteria:
•	has the highest personal and professional ethics and integrity;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which we operate and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the us and our stockholders; and

•	has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.
In addition, the Committee will determine whether a candidate satisfies the qualifications requirements of our Bylaws.
Finally, the Committee will take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as independent for audit committee standards under the federal securities rules and as an audit committee financial expert.
Procedures for the Nomination of Directors by Stockholders. The Nominating and Corporate Governance Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Committee will consider candidates submitted by our stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary at 5224 W. Plano Parkway, Plano, Texas 75093. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting for a candidate to be considered for next year’s annual meeting of stockholders. The submission must include the following information:
•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

•	the qualifications of the candidate and why the candidate is being proposed;

•
the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

•	a statement detailing any relationship between the candidate and us;

•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading “Stockholder Proposals.” We did not receive any outside submissions for Board nominees for the Meeting.
Stockholder Communications with the Board. Any of our stockholders who wish to communicate with the Board or with any individual director may write to our Corporate Secretary, 5224 W. Plano Parkway, Plano, Texas 75093, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:
•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about us or a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.
At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.
The Audit Committee. The Audit Committee reviews our records and affairs to determine our financial condition, reviews with management and the independent auditors the systems of internal control, and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee reports to the Board on its activities and findings. The duties and responsibilities of the Audit Committee include, among other things:
•	retaining, overseeing and evaluating a firm of independent certified public accountants to audit our annual financial statements;

•	in consultation with the independent registered public accountants and the internal auditor, reviewing the integrity of our financial reporting processes, both internal and external;

•	approving the scope of the audit in advance;

•	reviewing the financial statements and the audit report with management and the independent registered public accountants;

•
considering whether the provision by the external independent registered public accountants of services not related to the annual audit and quarterly reviews is consistent with maintaining the independent registered public accounting firm’s independence;

•	reviewing earnings and financial releases and quarterly reports filed with the SEC;

•	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•	approving all engagements for audit and non-audit services in excess of specified amounts by the independent registered public accountants; and

•	reviewing the adequacy of the audit committee charter.

Audit Committee Report
Management has the primary responsibility for our internal controls and financial reporting processes. The independent registered public accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
As part of its ongoing activities, the Audit Committee has:
•	reviewed and discussed with management, and the independent registered public accountants, our audited consolidated financial statements for the year ended December 31, 2010;

•
discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communications with Audit Committees, as amended; and

•
received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accountants their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010 and be filed with the SEC. In addition, the Audit Committee engaged McGladrey & Pullen, LLP as our independent registered public accountants for the year ending December 31, 2011, subject to the ratification of this appointment by our stockholders.
McGladrey & Pullen, LLP did not use the services of any persons other than its full-time permanent employees on its audit of our 2010 consolidated financial statements.
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
The Audit Committee
David C. Rader (Chairman)
Carl W. Forsythe
P. Stan Keith
Code of Ethics
We have adopted a Code of Ethics that is applicable to our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.shareplus.com. Amendments to and waivers from the Code of Ethics will also be disclosed on our website. There were no such amendments or waivers in 2010.
Attendance at Annual Meetings of Stockholders
We do not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts.

Executive Officer Compensation
Summary Compensation Table. The following table sets forth the total compensation paid to or earned by our Chief Executive Officer and President, Jeffrey Weaver, our Senior Vice President and Chief Financial Officer, Suzanne C. Salls, our Senior Vice President-Commercial Lending, Jerry Sanders, and our Senior Vice President-Retail Lending, Gaye Rowland, for the years ended December 31, 2010 and 2009. We refer to these individuals as “Named Executive Officers.”

	Summary Compensation Table for the Years Ended December 31, 2010 and 2009
Name and principal			Non-Equity
position with	Fiscal		Incentive	All other
SharePlus	Year	Salary	Compensation	compensation(1)	Total
Federal Bank	Ended	($)	($)	($)	($)
Jeffrey L. Weaver,	2010	245,060	84,657	74,630	404,347
President and Chief	2009	222,784	63,500	93,653	379,937
Executive Officer

Suzanne C. Salls,	2010	139,192	29,337	12,884	181,413
Senior Vice President and	2009	135,585	23,500	23,917	183,002
Chief Financial Officer

Gaye Rowland, Senior	2010	144,135	26,182	14,470	184,787
Vice President, Retail	2009	140,400	18,500	30,315	189,215
Lending

Jerry Sanders, Senior	2010	151,710	18,969	10,498	181,177
Vice President,	2009	59,099	250	2,128	61,477
Commercial Lending

(1)
The amounts in this column reflect what we have paid for, or reimbursed, the applicable Named Executive Officer for various benefits and perquisites that we provide. A break-down of the various elements of compensation in this column is set forth in the table immediately following.

	All Other Compensation
	Mr. Weaver	Ms. Salls	Ms. Rowland	Mr. Sanders
Employer 401(k) Matching Contribution	$12,318	$6,930	$7,176	$4,543
Personal Use of Auto	12,000	—	—	—
Non-qualified Deferred Compensation	42,400	—	—	—
Health Insurance	7,912	5,955	7,294	5,955

Total	$74,630	$12,884	$14,470	$10,498

2010 Incentive Compensation Plan. SharePlus Federal Bank sponsored a 2010 Annual Incentive Plan for Executives (“2010 AIP”), which was administered by the Compensation Committee of the board of directors. The Committee has the authority to select employees who will participate in the plan, determine the terms and conditions of the awards, and interpret the plan. The Committee also has the authority to increase, reduce or eliminate the final award determinations, based upon object or subjective criteria it deems appropriate.
Under the 2010 AIP, the Compensation Committee set the bonus pool at approximately 19% of pre-tax net income, net of the bonus accrual. For 2010, if pre-tax net income equaled or exceeded the $1,073,000 target, the maximum available bonus of each participant, as a percentage of such persons’ base salary, was determined to be between 10% and 30%, depending on each participant’s position. If pre-tax net income did not reach 50% of the targeted amount, no bonuses would be paid.

The available bonus amount varied depending on the actual pre-tax net income achieved for the year, up to 300% of budgeted pre-tax net income. Actual pre-tax net income achieved for 2010 was $831,190 and the available bonus pool for the year was approximately $290,241 (including taxes). The Compensation Committee exercised its judgment and paid virtually the entire pool at $290,117.
Assuming achievement of pre-tax net income at or above the threshold level, participants achieved a bonus for the year based on satisfaction of corporate/team goals and individual goals, using a scorecard model. Achievement of the corporate/team goal determined 70% of the individual’s bonus and achievement of individual goals determined up to 30% of such person’s bonus. The corporate/team goal was set as achievement of the pre-tax net income goal. The individual goals, on the other hand, were tailored to each position within SharePlus Federal Bank. Each individual has approximately three to four individual goals that are weighted based on relative importance and specific to their positions (which goals comprise 75% of the potential bonus for individual achievement) and five goals characterized as “competencies and behaviors” which measure the individual’s performance in five areas that directly relate to the Bank’s mission, vision and values, including: (i) always does what is right; (2) teamwork; (3) customer service focus; (4) community service; and (5) results focus.
For Mr. Weaver, the individual position-specific goals included, among other things, completing the stock conversion, maintaining asset quality through management of classified assets, internal and external loan reviews, ongoing credit administration and audits, and completing a strategic development plan. For Ms. Rowland, individual position-specific goals included, among other things, producing $50 million in mortgage and consumer loans, maintaining quality throughout the retail lending function, team development, and working with management to establish an ongoing program of community support and involvement within the defined Community Reinvestment Act assessment areas. For Ms. Salls, the individual position-specific goals included successfully completing all pre- and post-conversion tasks, including initial and ongoing SEC reporting, improving efficiencies and board reporting, and building the processes that would allow in-house mortgage servicing in 2011. For Mr. Sanders, position-specific goals included growing the commercial loan portfolio to $36 million, maintaining credit quality, fully developing loan administration processes and efficiencies, and implementing e-commerce and remote deposit capture.
2008 Nonqualified Deferred Compensation Plan. SharePlus Federal Bank adopted the 2008 Nonqualified Deferred Compensation Plan to provide selected executive employees with nonqualified deferred compensation, subject to vesting. The committee administering the plan selects the executive employees eligible to participate in the plan. At this time, the only participant in the plan is Jeffrey Weaver, our President and Chief Executive Officer. A participant’s benefit under the plan consists solely of the net amount credited to his or her account. The participant’s account will be credited periodically with any interest or other investment earnings credited under the annuity contract or other investment alternative identified in the plan. Mr. Weaver’s account accrues interest measured under an annuity contract identified in a schedule to the plan. The amount credited to his account is also subject to a vesting schedule that vests Mr. Weaver at the rate of 20% per year, starting on the first anniversary of his initial participation date. Mr. Weaver’s account will also become 100% vested upon his death, disability or upon a change in control. In the event of his termination for cause, Mr. Weaver will forfeit his benefit. Payment of the plan’s benefit will be made in a single cash payment within 90 days of the earlier of the date on which his account becomes 100% vested or the date of the participant’s separation from service other than for cause. In the event of his death, payment will be made to the participant’s beneficiary.
Phantom Stock Plan. SharePlus Federal Bank adopted a Phantom Stock Plan in 2006 (and later amended) to provide participants with the opportunity to realize benefits commensurate with SharePlus Federal Bank’s performance and value creation. Employees and eligible directors selected by the committee established under the plan were granted awards of phantom stock units, the value of which would be based on increases in the net worth of SharePlus Federal Bank.
The Phantom Stock Plan has been terminated and all participants have been vested in their accounts. Phantom stock units with value will be cashed out by SharePlus Federal Bank not less than 12 months after the date of termination in accordance with Section 409A of the Internal Revenue Code. Ms. Rowland was the only one of our Named Executive Officers who was not fully vested at the termination date. Her account value that will be distributed in 2011 is $1,584.

Tax Qualified Plans
401(k) Plan. SharePlus Federal Bank provides its employees with tax-qualified retirement benefits through a 401(k) plan. All employees who meet the age and service requirements may participate in the 401(k) plan. Participants may contribute up to 100% of their annual compensation to the plan on a pre-tax basis, subject to limits prescribed by law. SharePlus Federal Bank provides a 401(k) match equal to at least 5% of the participant’s salary. Employer contributions are subject to a six-year graded vesting schedule such that 20% of a participant’s discretionary contributions vest after two years of service and an additional 20% vest after each following year of credited service so that a participant is 100% vested in his or her discretionary contributions after six years of credited service. Participants in the 401(k) plan have the opportunity to purchase SP Bancorp, Inc. common stock in their plan accounts. Upon termination of employment, participants may elect to receive payments of their benefits in a lump sum or in installments.
Employee Stock Ownership Plan. SharePlus Federal Bank has adopted an employee stock ownership plan for eligible employees who have attained age 21 and are employed for one year in which they complete 1,000 hours of service. The employee stock ownership plan funded its initial stock purchase with a loan from SP Bancorp, Inc. equal to the aggregate purchase price of the common stock. The loan will be repaid principally through SharePlus Federal Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the anticipated 20-year term of the loan.
The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as SharePlus Federal Bank repays the loan. A participant becomes vested in his or her account balance at the rate of 20% per year over a 6-year period.
Equity Compensation Plan Disclosure
As of December 31, 2010, other than the ESOP, the Company had no compensation plans under which equity securities of SP Bancorp, Inc. are authorized for issuance.
Directors’ Compensation
The following table sets forth the compensation paid to our directors who are not also employees during the year ended December 31, 2010. Mr. Jeffrey Weaver, who is a director and is also our President and Chief Executive Officer, does not receive any retainer or fees for his service as a director. Information with respect to compensation paid to Mr. Weaver is included below in “Executive Officer Compensation — Summary Compensation Table.”
Director Compensation For the Year Ended
December 31, 2010

	Fees Earned
	or Paid in Cash	Total
Name	($)	($)
B. Jeff Bearrows (1)	5,050	5,050
Larry Caldwell (1)	4,550	4,550
Christopher C. Cozby	9,000	9,000
Andrew Fisher (1)	4,550	4,550
Carl W. Forsythe	13,500	13,500
Richard C. Holland	13,500	13,500
P. Stan Keith	9,450	9,450
David C. Rader	9,000	9,000
David Stephens	13,050	13,050
Jeffrey B. Williams	13,500	13,500
Paul M. Zmigrosky	15,300	15,300

(1)	Messrs. Bearrows, Caldwell and Fisher retired from the Board of Directors effective April 30, 2010.
Fees. In the year ended December 31, 2010, SharePlus Federal Bank paid each director a monthly retainer of $600 ($750 for our Chairman of the Board) and $450 for each board meeting attended.

Transactions with Certain Related Persons
The Sarbanes-Oxley Act of 2002 generally prohibits corporations from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for federally insured depositary institutions, such as SharePlus Federal Bank, provided these loans are made to our executive officers and directors in compliance with federal banking regulations. At December 31, 2010, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to SharePlus Federal Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.
In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the board of directors if the loan amount is greater than 5% of SharePlus Federal Bank’s capital, up to a maximum of $500,000. The aggregate amount of our loans to our executive officers and directors and their related entities was $2.2 million at December 31, 2010. As of December 31, 2010, these loans were performing according to their original terms and were made in compliance with federal banking regulations.
Section 16(a) Beneficial Ownership Reporting Compliance
Our common stock is registered with the SEC pursuant to Section 12(g) of the Exchange Act. Our officers and directors and beneficial owners of greater than 10% of our common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4, and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in our Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director, or 10% beneficial owner of our common stock to file a Form 3, 4, or 5 on a timely basis. Based on our review of such ownership reports, no officer, director or 10% beneficial owner of our common stock failed to file such ownership reports on a timely basis for the year ended December 31, 2010.
PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS
Our independent registered public accountants for the year ended December 31, 2010 were McGladrey & Pullen, LLP. The Audit Committee has engaged McGladrey & Pullen, LLP to be the our independent registered public accountants for the 2011 fiscal year, subject to the ratification of the engagement by our stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of McGladrey & Pullen, LLP for the year ending December 31, 2011. A representative of McGladrey & Pullen, LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.
Stockholder ratification of the selection of McGladrey & Pullen, LLP is not required by our bylaws or otherwise. However, the Board of Directors is submitting the selection of the independent registered public accountants to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of McGladrey & Pullen, LLP, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in our best interests of our stockholders.
Fees Paid to McGladrey & Pullen, LLP
Set forth below is certain information concerning aggregate fees billed for professional services rendered by McGladrey & Pullen, LLP during 2010 and 2009:
Audit Fees. The aggregate fees billed to us by McGladrey & Pullen, LLP for professional services rendered by McGladrey & Pullen, LLP for the audit of our annual financial statements were $45,951 and $59,141 during the years ended December 31, 2010 and 2009, respectively.
Audit-Related Fees. The aggregate fees billed to us by McGladrey & Pullen, LLP for technical accounting services rendered by McGladrey & Pullen, LLP that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “Audit Fees,” above, including services relating to registration statements and applications related to the Company’s 2010 common stock offering, review of the financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by McGladrey & Pullen, LLP in connection with statutory and regulatory filings and engagements were $240,419 and $0 during the years ended December 31, 2010 and 2009, respectively.

Tax Fees. The aggregate fees billed to us by McGladrey & Pullen, LLP for professional services rendered by McGladrey & Pullen, LLP for tax compliance, tax advice and corporate tax planning were $19,600 and $19,550 during the years ended December 31, 2010 and 2009, respectively.
All Other Fees. There were no other fees billed to us by McGladrey & Pullen, LLP that are not described above during the years ended December 31, 2010 and 2009, respectively.
The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining McGladrey & Pullen, LLP’s independence. The Audit Committee concluded that performing such services does not affect McGladrey & Pullen, LLP’s independence in performing its function as our auditor.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor
The Audit Committee’s policy is to pre-approve all audit and non-audit services in excess of $5,000 provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. For 2009, all services were pre-approved by the Audit Committee.
Required Vote and Recommendation of the Board of Directors.
In order to ratify the selection of McGladrey & Pullen, LLP as independent auditors for the 2010 fiscal year, the proposal must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting, either in person or by proxy, without regard to broker non-votes or proxies marked abstain.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
In order to be eligible for inclusion in our proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 5224 W. Plano Parkway, Plano, Texas 75093, no later than December 16, 2011. Nothing in this paragraph shall be deemed to require SP Bancorp, Inc. to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.
OTHER MATTERS AND ADVANCE NOTICE PROCEDURES
The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

Our bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to our Secretary not less than 80 days nor more than 90 days prior to any such meeting; provided, however, that if less than 90 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, such written notice shall be delivered or mailed to and received by the Secretary at our principal executive office not later than the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.
The date on which the next Annual Meeting of Stockholders of SP Bancorp, Inc. is expected to be held is May 17, 2012. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before next year’s Annual Meeting of Stockholders must be given to SP Bancorp, Inc. no later than February 27, 2012. If notice is received after February 27, 2012, it will be considered untimely, and SP Bancorp, Inc. will not be required to present the matter at the meeting.
MISCELLANEOUS
We will bear the cost of solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, directors, officers, and our regular employees may solicit proxies personally or by telegraph or telephone without additional compensation.
A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE VOTING RECORD DATE UPON WRITTEN REQUEST TO DIANE STEPHENS, SECRETARY, SP BANCORP, INC., 5224 W. PLANO PARKWAY, PLANO, TEXAS 75093.

BY ORDER OF THE BOARD OF DIRECTORS

Diane Stephens Secretary
Plano, Texas
April 15, 2011
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2011: THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND SP BANCORP, INC.’S 2010 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.PROXYDOCS.COM/SPBC.

REVOCABLE PROXY
SP BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 19, 2011
The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of SP Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Marriott Hotel at Legacy Town Center, 7120 Dallas Parkway, Plano, Texas, at 2:00 p.m. Texas time on May 19, 2011. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

VOTE
		FOR	WITHHELD
1.	The election as director of the nominees listed below to serve for a three year term

	Carl W. Forsythe	☐	☐

	David Stephens	☐	☐

	Jeffrey L. Weaver	☐	☐

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of McGladrey & Pullen, LLP as independent registered public accountants for the year ending December 31, 2011.	☐	☐	☐
The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

A-1

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of SP Bancorp, Inc. at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of SP Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.
The undersigned acknowledges receipt from SP Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 15, 2011.

Dated: , 2011	☐ Check Box if You Plan to Attend Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2011: SP BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND SP BANCORP, INC.’S 2010 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.PROXYDOCS.COM/SPBC.

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SP Bancorp, Inc.
ANNUAL MEETING OF SP BANCORP, INC.

Date:	May 19, 2011
Time:	2:00 P.M. (Central Daylight Time)
Place:	Marriott Hotel at Legacy Town Center, 7120 Dallas Parkway, Plano, Texas
Please make your marks like this: ☒ Use dark black pencil or pen only
Board of Directors Recommends a Vote FOR proposals 1 and 2.

1:	Election of three Directors				Directors
Recommend
		For		Withhold	ê
	01 Carl Forsythe	☐		☐	For
	02 David Stephens	☐		☐	For
	03 Jeffrey Weaver	☐		☐	For

		For	Against	Abstain
2:	The ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accountants for the year ending December 31, 2011.	☐	☐	☐	For

3:	To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

To attend the meeting and vote your shares in person, please mark this box.	☐
Authorized Signatures — This section must be completed for your Instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above
Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.
á Please separate carefully at the perforation and return just this portion in the envelope provided. á
SP Bancorp, Inc.
Annual Meeting of SP Bancorp, Inc.
to be held on Thursday, May 19, 2011
for Holders as of March 28, 2011
This proxy is being solicited on behalf of the Board of Directors

INTERNET	VOTED BY:	TELEPHONE

Go To		866-390-6279
www.proxypush.com/spbc • Cast your vote online. • View Meeting Documents.	OR	• Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions.
MAIL

OR	• Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.
The undersigned hereby appoints the full Board of Directors, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of SP Bancorp, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSAL IN ITEM 2.
All votes must be received by 5:00 P.M., Eastern Time, May 18, 2011.

PROXY TABULATOR FOR SP

BANCORP, INC.
P.O. BOX 8016
CARY, NC 27512-9903

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CLIENT #

OFFICE #

Revocable Proxy — SP Bancorp, Inc.
Annual Meeting of Shareholders
May 19, 2011, 2:00 P.M. (Central Daylight Time)
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned appoints the full Board of Directors, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of SP Bancorp, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders on Thursday, May 19, 2011 at 2:00 a.m. at the Marriott Hotel at Legacy Town Center, 7120 Dallas Parkway, Plano, Texas and any and all adjournments thereof, as set forth below.
This proxy is revocable and will be voted as directed. However, if no instructions are specified, the proxy will be voted FOR the nominees for directors specified in Item 1 and FOR Item 2.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)
á Please separate carefully at the perforation and return just this portion in the envelope provided. á